EXHIBIT TO BE FILED BY EDGAR


               Exhibit:

                         1.   Underwriting  Agreement  dated  December  11,
                              1995 between GPU and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Dean Witter Reynolds Inc., as representatives.